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Transamerica Voya Limited Maturity Bond VP
Summary Prospectus May 1, 2016

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2016, and statement of additional information, dated May 1, 2016, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2015, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks high current income consistent with low risk to principal and liquidity. As a secondary objective, the portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.53%	0.53%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[1]	0.11%	0.11%
Total annual fund operating expenses	0.64%	0.89%
1	Management fees have been restated to reflect the combination of investment advisory and administrative services fees under one agreement providing for a single management fee. As a result, “Other expenses” do not include administrative services fees. Prior to March 1, 2016, the portfolio paid investment advisory fees of 0.50% and administrative services fees of 0.03%.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$65	$237	$424	$ 964
Service Class	$91	$284	$493	$1,096
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 264% of the average value of its portfolio.
Principal Investment Strategies: Under normal market conditions, the portfolio’s sub-adviser, Voya Investment Management Co. LLC (the “sub-adviser”) invests at least 80% of the portfolio’s net assets (plus the amount of borrowing, if any, for investment purposes) in a portfolio of bonds that are limited maturity debt securities. These limited maturity debt securities have remaining maturities of seven years or less. The average dollar-weighted maturity of the portfolio generally will not exceed 5 years. For the portfolio’s holdings in asset-backed, mortgage-backed and similar securities, weighted average life will be used in the calculation. Under normal market conditions, the portfolio maintains significant exposure to government securities.
The portfolio invests in non-government debt securities, issued by companies of all sizes, only if rated investment-grade by a nationally recognized statistical rating organization (e.g. , Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Services (“S&P”) or BBB- or better by Fitch Ratings (“Fitch”)) or, if not rated by Moody’s, S&P or Fitch, if the sub-adviser determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the sub-adviser.
The portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage bonds; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities.
In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.
The portfolio may borrow up to 10% of its net assets. This amount may be increased to 25% for temporary purposes.
The sub-adviser utilizes the following decision making process to achieve the portfolio’s objectives:
Active Duration Management. The average duration of the portfolio is actively managed relative to the benchmark’s average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;
Yield Curve Analysis. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;
Sector Selection. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities, and money market securities. The sub-adviser may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and
Security Selection. The sub-adviser emphasizes individual securities with positive credit fundamentals, liquidity, and relative value within their respective sectors.
The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.
Active Trading – The portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in the prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule takes effect, it could limit the ability of the portfolio to invest in derivatives.

Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile.
Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Investment Companies – To the extent that the portfolio invests in other investment companies, such as closed-end or exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments that have a leveraging effect on the portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. These illiquid investments can be difficult to value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, or if the sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
Rule 144A and Privately Placed Securities – The portfolio’s investments may include privately placed securities such as Rule 144A securities, which are subject to resale restrictions. Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows the portfolio’s performance for the past calendar year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any limitation of the portfolio’s expenses, total returns would be lower.
Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar year ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	03/31/2015	0.60%
Worst Quarter:	12/31/2015	-0.30%

Average Annual Total Returns (periods ended December 31, 2015)
	1 Year	Since Inception	Inception Date
Initial Class	0.41%	0.40%	05/01/2013
Service Class	0.29%	0.17%	05/01/2013
Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	0.65%	0.64%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Voya Investment Management Co. LLC Portfolio Managers:
Christine Hurtsellers, CFA	Portfolio Manager	since 2013
Matthew Toms, CFA	Portfolio Manager	since 2013
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2017. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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